SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2004

ANCHOR GLASS CONTAINER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23359	59-3417812

(Commission File Number)	(I.R.S. Employer Identification No.)

One Anchor Plaza, 4343 Anchor Plaza Parkway, Tampa, Florida 33634-7513

(Address of Principal Executive Offices)   (Zip Code)

(813) 884-0000

(Registrant’s Telephone Number, Including Area Code)

SIGNATURES
Ex-99.1 February 12, 2004 Press Release

Item 7.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Exhibits.

The following exhibit is filed herewith:

99.1 Press Release issued on February 12, 2004.

Item 12.	Results of Operations and Financial Condition.

      On February 12, 2004, Anchor Glass Container Corporation issued a press release relating to its results of operations for the fourth quarter and year ended December 31, 2003, a copy of which is filed as Exhibit 99.1 hereto.

SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCHOR GLASS CONTAINER CORPORATION

/s/ Darrin J. Campbell
	Name: Title:	Darrin J. Campbell Executive Vice President and Chief Financial Officer

Date: February 12, 2004